SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                         NORTHEAST INDIANA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  [NORTHEAST INDIANA BANCORP LETTERHEAD]









                                                                  March 27, 1997






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Northeast Indiana Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 1:00 p.m. Huntington, Indiana time, on April 23, 1997 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors and the ratification of the Company's independent auditors. We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                                Very truly yours,

                                                /s/Stephen E. Zahn

                                                Stephen E. Zahn
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 23, 1997


         Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of Northeast Indiana Bancorp, Inc. (the "Company") will be held at 1:00 p.m. Huntington, Indiana time, on April 23, 1997 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP, as auditors of the Company for the fiscal year ending December 31, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 17, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors

                                              /s/Stephen E. Zahn

                                              Stephen E. Zahn
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Huntington, Indiana
March 27, 1997


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 1997

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Northeast Indiana Bancorp, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana, on April 23, 1997 at 1:00 p.m., Huntington, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 27, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of Crowe, Chizek and Company LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of Crowe, Chizek and Company LLP as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal, while broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Stockholders who execute proxies may revoke them at any time before they are voted at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to DeEtta L. Hinthorn, Secretary, Northeast Indiana Bancorp, Inc., 648 North Jefferson Street, Huntington, Indiana 46750.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on March 17, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,762,727 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's Board of Directors, including the Company's Chief Executive Officer and (iii) all directors and executive officers of the Company and First Federal Savings Bank (the "Bank") as a group.

                                                                             Shares
                                                                         Beneficially        Percent
                        Beneficial Owner                                     Owned          of Class
                        ----------------                                     -----          --------
Principal Owners

Northeast Indiana Bancorp, Inc.                                             174,293            9.9%
Employee Stock Ownership Plan
648 North Jefferson Street
Huntington, Indiana  46750(1)
                                                                            115,000            6.5
John Hancock Advisers, Inc.
John Hancock Place
Boston, Massachusetts  02117(2)

Directors and Executive Officers

Stephen E. Zahn, Chairman of the Board, President                            89,478            5.1
   and Chief Executive Officer of the Company and
   the Bank(3)

Darrell E. Blocker, Senior Vice President, Treasurer                         20,207            1.1
   and Chief Financial Officer of the Company and the
   Bank(4)

Dee Ann Hammel, Senior Vice President and Chief                              19,440            1.1
   Operations Officer of the Company and the Bank(5)

Dan L. Stephan, Director of the Company and the Bank(6)                      23,566            1.3

Richard G. Carnes, Director of the Company and the Bank(7)                    9,046             .5

J. David Carnes, Director of the Company and the Bank(8)                     16,546             .9

Samuel Preston, Jr., Director of the Company and the                         13,398             .8
   Bank(9)

Randall C. Rider , Director of the Company and the Bank(10)                  16,546             .9

Directors and executive officers of the Company as a                        208,227           11.8
group (8 persons)

(1)      The  amount  reported  represents  shares  held  by  Northeast  Indiana
         Bancorp, Inc.'s Employee Stock Ownership Plan ("ESOP"), 28,818 of which have been allocated to accounts of participants as of the voting record date (March 17, 1996). First Bankers Trust Company, N.A., Quincy,
         Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants.
(2)      As reported on Schedule 13G dated January 30, 1997.
(3) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,995 shares of Common Stock allocated to Mr. Zahn's account under the ESOP and 21,821 shares of Common Stock awarded to Mr. Zahn under the RRP (4,364 of which had vested as of March 17, 1997). The amount above includes options to purchase 10,910 shares of Common Stock granted to Mr. Zahn under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(4) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,829 shares of Common Stock allocated to Mr. Blocker's account under the ESOP and 5,671 of Common Stock awarded to Mr. Blocker under the RRP (1,135 of which had vested as of March 17, 1997). The amount above includes options to purchase 3,927 of Common Stock granted to Mr. Blocker under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(5) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,370 shares of Common Stock allocated to Ms. Hammel's account under the ESOP and 8,076 of Common Stock awarded to Ms. Hammel under the RRP (1,615 of which had vested as of March 17, 1997). The amount above includes options to purchase 3,927 shares of Common Stock granted to Ms. Hammel under the Stock Option
         Plan which are exercisable within 60 days of the Voting Record Date.
(6) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Stephan under the RRP (872 of which had vested as of March 17, 1997). The amount above includes options to purchase 2,182 shares of Common Stock granted to Mr. Stephan under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(7) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Richard G. Carnes under the RRP (876 of which had vested as of March 17, 1997). The amount above includes options to purchase 2,182 shares of Common Stock granted to Mr. Richard G. Carnes under the Stock
         Option Plan which are  exercisable  within 60 days of the Voting Record
         Date. Mr. Richard G. Carnes is the father of Dr. J. David Carnes and has disclaimed beneficial interest in his son's shares.

(8) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Dr. J. David Carnes under the RRP (876 of which had vested as of March 17, 1997). The amount above includes options to purchase 2,182 shares of Common Stock granted to Dr. J. David Carnes under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date. Dr. J. David Carnes is the son of Mr. Richard G.
         Carnes and has disclaimed beneficial interest in his father's shares.
(9) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Preston under the RRP (872 of which had vested as of March 17, 1997). The amount above includes options to purchase 2,182 shares of Common Stock granted to Mr. Preston under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(10) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Rider under the RRP (872 of which had vested as of March 17, 1997). The amount above includes options to purchase 2,182 shares of Common Stock granted to Mr. Rider under the Stock Option Plan which are exercisable within 60 days of the Voting
         Record Date.

                       PROPOSAL I - ELECTION OF DIRECTORS


         The Board of Directors of the Company currently consists of six members, each of whom is also a director of the Bank. Each Director of the Company has served as such since the Company's incorporation in 1995. Directors of the Company are generally elected to serve for a three-year staggered terms or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the directors of the Company, including their terms of office and the nominee for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                           Director        Term
     Name                      Position(s) Held With the Bank                   Age(1)     Since(2)       Expires
     ----                      ------------------------------                   ------     --------       -------
                                                  NOMINEE
Samuel Preston, Jr.          Director                                             70         1966          2000
Randall C. Rider             Director                                             46         1989          2000

                                      DIRECTORS CONTINUING IN OFFICE

Stephen E. Zahn              Chairman of the Board, President and Chief           54         1965          1998
                             Executive Officer
Dan L. Stephan               Director                                             49         1987          1998
Richard G. Carnes            Director                                             76         1973          1999
J. David Carnes              Director                                             45         1991          1999
------------------------
(1)At December 31, 1996.
(2)Includes service as director of the Bank.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Samuel Preston, Jr. Mr. Preston is currently retired. From 1955 to his retirement, Mr. Preston was a pharmacist in Huntington, Indiana.

         Randall C. Rider. Mr. Rider is President of Lime City Manufacturing Co., Inc., a position he has held since 1983.

         Stephen E. Zahn. Mr. Zahn is President and Chief Executive Officer of the Bank, positions which he has held since 1980. Mr. Zahn joined the Bank in 1964 as Secretary and Treasurer.

         Dan L. Stephan. Mr. Stephan currently is a State Representative to the Indiana Legislature, a position he was first elected to in 1980. Mr. Stephan is also employed as a sales representative for the Variable Annuity Life Insurance Company.

         Richard G. Carnes. Mr. Carnes is currently retired. From 1939 to his retirement, Mr. Carnes was the owner/manager of a clothing store located in Huntington, Indiana. Mr. Carnes is the father of Dr. Carnes.

         J. David Carnes, MD. Dr. Carnes has, since 1981, practiced medicine in Huntington, Indiana. Dr. Carnes is the son of Mr. Richard Carnes.

Meetings and Committees of the Board of Directors

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 15 times during fiscal 1996. During fiscal 1996, no incumbent director of the Company, other than Director Rider, attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Nomination and Compensation Committees. The Company does not have a standing executive committee.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Preston, Rider, and Dr. Carnes. This Committee met once during fiscal 1996.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 1996.

         The Compensation Committee establishes the Company's compensation policies and review compensation matters. The current members of this Committee are Directors Preston, Richard Carnes and Stephan. This Committee met once during fiscal 1996.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets at least monthly. The Board of Directors met 14 times during the year ended December 31, 1996. During 1996, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings other than Director Rider held by the committees of the Board of Directors on which he served. The Bank has standing Nominating, Proxy and Audit and Compensation Committees.

         The Nominating Committee meets annually to recommend nominations to the Bank's Board of Directors. Members of the committee are Directors Preston, Stephan and Rider. This Committee met once during fiscal 1996.

         The Proxy Committee meets annually to review proxies for the current year prior to the Bank's annual meeting. Members of the committee are Directors Preston, Richard Carnes and Zahn. This Committee met once during fiscal 1996.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside auditors. In addition, the Audit Committee reviews the reports of the Bank's independent auditors and regulators. This committee is comprised of Directors Preston, Rider and Dr. Carnes. The Audit Committee met once during fiscal 1996.

         The Bank's Compensation Committee reviews and makes recommendations to the Board of Directors for compensation issues. This committee, currently comprised of Directors Stephan, Richard Carnes and Preston, met once during fiscal 1996.

Director Compensation

         The Board of Directors of the Company are paid $150 per meeting for their service in such capacity.

         Directors of the Bank receive a fee of $550 per meeting attended and $500 per meeting not attended. Directors do not receive any compensation for participation on Bank committees.

         The Bank has established a deferred compensation program for the benefit of its Directors. This program permits participating directors to defer up to a maximum of $400.00 of Board Fees per month or $4,800 per year over a five year period. Upon the retirement of the director, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, the Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. At December 31, 1996, all directors, except Richard Carnes, were deferring a portion of their fees pursuant to this program.

Executive Compensation

         The Company's officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by the Bank during fiscal 1996 for services rendered by the President of the Bank. No other officer earned salary and bonus exceeding $100,000 in fiscal 1996.

                                                SUMMARY COMPENSATION TABLE
                                                                                        Long Term
                                                                                       Compensation
                                         Annual Compensation
                                                                                           Awards
                                                                               ---------------------------
                                                                                 Restricted
                                                                                  Stock           Options/     All Other
                                       Fiscal       Salary         Bonus          Award(s)          SARs     Compensation
     Name and Principal Position        Year         ($)            ($)            ($)              (#)          ($)
     ---------------------------        ----         ---            ---            ---              ---          ---
Stephen E. Zahn, Chairman of            1996     $102,400(1)      $25,000      $ 256,397(2)       54,553      $46,096(3)
the Board, President and Chief          1995       98,750(4)       25,000            ---            ---        41,350(5)
Executive Officer                       1994       94,650(6)       25,000(7)         ---            ---        39,258(8)
-----------------
(1)  Includes  directors'  fees of $6,600 and  $1,800,  paid by the Bank and the
     Company,  respectively,  of which  $4,800  were  deferred  pursuant  to the
     Director Deferred Compensation Plan.
(2)  The value of the 21,821  shares of Common  Stock  awarded to Mr. Zahn under the Company's Recognition and Retention Plan, based upon the average of the closing bid and asked  price of the Common  Stock as reported on the Nasdaq
     National Market on the date of grant.  Dividends paid on restricted  Common
     Stock are  deferred  and held by the  Company  for the  account of Mr. Zahn until such restrictions lapse.
(3)  Includes $5,964 of life, health and disability  insurance  premiums paid by the Bank,  $3,003 for use of the  Bank's  automobile,  $3,570  compensation accrued to Mr. Zahn pursuant to the Bank's 401(k) plan, $11,077 paid by the
     Bank's pension plan and $22,482  compensation  accrued to Mr. Zahn pursuant to the Bank's Executive Supplemental Retirement Plan.
(4)  Includes  directors'  fees of  $6,600  and  $900,  paid by the Bank and the
     Company,  respectively,  of which  $4,800  were  deferred  pursuant  to the
     Director Deferred Compensation Plan.
(5)  Includes $5,694 of life, health and disability  insurance  premiums paid by the Bank,  $3,075 for use of the  Bank's  automobile,  $2,738  compensation accrued to Mr. Zahn pursuant to the Bank's 401(k) plan, $10,300 paid by the
     Bank's pension plan and $19,543  compensation  accrued to Mr. Zahn pursuant to the Bank's Executive Supplemental Retirement Plan.
(6)  Includes  directors' fees of $7,150, of which $4,800 were deferred pursuant to the Director Deferred Compensation Plan.
(7)  Bonus received in fiscal 1995, 1996 and 1997, respectively.
(8)  Includes $5,263 of life, health and disability  insurance  premiums paid by the Bank,  $2,970 for use of the  Bank's  automobile,  $1,755  compensation accrued to Mr. Zahn pursuant to the Bank's 401(k) plan, $12,350 paid by the
     Bank's pension plan and $16,920  compensation  accrued to Mr. Zahn pursuant to the Bank's Executive Supplemental Retirement Plan.

         The following table provides information regarding stock options. No Stock Appreciation Rights ("SARs") were granted during fiscal 1996.


                           OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     Individual Grants
                                             % of Total
                                              Options           Exercise
                               Options       Granted to          or Base
                               Granted       Employees            Price        Expiration
    Name                         (#)       in Fiscal Year        ($/Sh)           Date
    ----                         ---       --------------        ------           ----
Stephen E. Zahn                54,553          8.36 %             $11.75        01/15/06


         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on December 31, 1996, none of which have been exercised. No stock appreciation rights were granted during fiscal 1996.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END

                                               OPTION VALUES
                                                                                         Value of
                                                           Number of                   Unexercised
                                                          Unexercised                  In-the-Money
                                                          Options at                    Options at
                                                         FY-End (#)(1)                FY-End ($)(2)
                          Shares
                       Acquired on     Value
                         Exercise     Realized    Exercisable   Unexercisable  Exercisable   Unexercisable
     Name                  (#)          ($)           (#)            (#)           ($)            ($)
     ----                  ---          ---           ---            ---           ---            ---
Stephen E. Zahn            ---          $---        10,906          43,647      $38,171         $152,765
---------------


(1)  Represents  an option to purchase  Common  Stock  awarded to the  Company's
     Chief   Executive   Officer.   The  option   vests  in  five  equal  annual
     installments.  The first  installment  vested on January 15, 1997,  and the remaining  installments to vest equally on January 15, 1998, 1999, 2000 and
     2001.
(2)  Represents  the  aggregate  market value  (market price of the Common Stock less the exercise  price) of the option  granted  based upon the average of the closing bid and the asked price of $15.25 per share of the Common Stock as reported on the Nasdaq National Market on March 17, 1997.

Employment Agreements

         The Bank has entered into employment contracts with President Zahn and executive officers Blocker and Hammel. The employment contracts provide for an annual base salary in an amount not less than such individual's salary as of that date and an initial term of three years for Mr. Zahn and one year for the other executive officers. The contracts provide for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The contracts provide for termination upon such employee's death, for cause or in certain events specified by OTS regulations. The employment contracts are also terminable by the employee upon 90 days notice to the Bank.

         The employment contracts provide for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% in Mr. Zahn's case and 100% in the case of Mr. Blocker and Ms. Hammel, of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contracts, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision regulations. Such events are generally triggered by the acquisition of control of more than 10% of the Company's Common Stock. Based on his current salary, if Mr. Zahn was terminated in December, 1996, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $357,416.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Crowe, Chizek and Company LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1997. Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                              STOCKHOLDER PROPOSALS

                  In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 648 North Jefferson Street, Huntington, Indiana 46750 no later than November 27, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY

                         NORTHEAST INDIANA BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 23, 1997

         The undersigned hereby appoints the Board of Directors of Northeast Indiana Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 23, 1997 at First Federal Savings Bank's North Office located at 100 Frontage Road, Huntington, Indiana at 1:00 P.M., Huntington, Indiana time, and at any and all adjournments thereof, as follows:

                                                        FOR       WITHHELD
                                                        ---       --------

         I.       The election of the following
                  directors for a three-year term to
                  expire in the year 2000:

                  SAMUEL PRESTON, JR.                  [   ]        [   ]

                  RANDALL C. RIDER                     [   ]        [   ]


                                                       FOR     AGAINST   ABSTAIN
                                                       ---     -------   -------

         II.      The ratification of the
                  appointment of Crowe, Chizek        [   ]     [   ]     [   ]
                  and Company LLP as auditors for
                  the Company for the fiscal year
                  ended December 31, 1997.


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.


   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 27, 1997 and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996.



Dated:  ____________________



-----------------------------------              -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



----------------------------------               -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER



     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
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